                                                                      EXHIBIT 99


CHRYSLER FINANCIAL
DAIMLERCHRYSLER AUTO TRUST 2003-A MONTHLY       DISTRIBUTION DATE:    08-JAN-04
SERVICER'S CERTIFICATE (HS)                                         PAGE 1 OF 2
-------------------------------------------------------------------------------

Payment Determination Statement Number                           5
Distribution Date                                        08-Jan-04

DATES COVERED                                   FROM AND INCLUDING                   TO AND INCLUDING
-------------                                   ------------------                   ----------------
     Collections Period                                 01-Dec-03                           31-Dec-03
     Accrual Period                                     08-Dec-03                           07-Jan-04
     30/360 Days                                               30
     Actual/360 Days                                           31


                                                      NUMBER OF
COLLATERAL POOL BALANCE DATA                          ACCOUNTS                           $ AMOUNT
----------------------------                          --------                           --------
Pool Balance - Beginning of Period                        106,858                    1,681,761,518.59
Collections of Installment Principal                                                    37,729,750.91
Collections Attributable to Full Payoffs                                                19,318,816.25
Principal Amount of Repurchases                                                                  0.00
Principal Amount of Gross Losses                                                         2,063,291.90
                                                                                    ------------------

Pool Balance - End of Period                               104,644                    1,622,649,659.53
                                                                                    ==================



POOL STATISTICS                                                                       END OF PERIOD
                                                                                    ------------------
Initial Pool Balance (Pool Balance at the Purchase Date)                              1,910,004,660.84
Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                  84.96%

Ending O/C Amount                                                                       152,185,885.56
Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                          110.35%

Cumulative Net Losses                                                                     2,030,225.61
Net Loss Ratio (3 mo. Weighted Avg.)                                                           0.44100%
Cumulative Recovery Ratio                                                                        51.09%
60+ Days Delinquency Amount                                                               4,964,642.36
Delinquency Ratio (3 mo. Weighted Avg.)                                                        0.24030%

Weighted Average APR                                                                             5.497%
Weighted Average Remaining Term (months)                                                         45.69
Weighted Average Seasoning (months)                                                              13.87


CHRYSLER FINANCIAL
DAIMLERCHRYSLER AUTO TRUST 2003-A MONTHLY    DISTRIBUTION DATE:       08-JAN-04
SERVICER'S CERTIFICATE (HS)                                         PAGE 2 OF 2
--------------------------------------------------------------------------------

 CASH SOURCES
  Collections of Installment Principal                      37,729,750.91
  Collections Attributable to Full Payoffs                  19,318,816.25
  Principal Amount of Repurchases                                    0.00

  Recoveries on Loss Accounts                                1,003,480.88
  Collections of Interest                                    7,783,559.62


  Investment Earnings                                           35,891.71
  Reserve Account                                            4,442,000.00
                                                         -----------------
  TOTAL SOURCES                                             70,313,499.37
                                                         =================


 CASH USES
  Servicer Fee                                               1,401,467.93
  Note Interest                                              2,508,705.99
  Reserve Fund                                               4,442,000.00
  O/C Release to Seller                                              0.00
  Note Principal                                            61,961,325.45
                                                         -----------------
  TOTAL CASH USES                                           70,313,499.37
                                                         =================


 ADMINISTRATIVE PAYMENT
 Total Principal and Interest Sources                        70,313,499.37
 Investment Earnings in Trust Account                          (35,891.71)
 Daily Collections Remitted                                (62,165,596.24)
 Cash Reserve in Trust Account                              (4,442,000.00)
 Servicer Fee (withheld)                                    (1,401,467.93)
 O/C Release to Seller                                               0.00
                                                         -----------------
    PAYMENT DUE TO/(FROM) TRUST ACCOUNT                      2,268,543.49
                                                         =================






O/C RELEASE            (Prospectus pg S16)
-----------
Pool Balance                       1,622,649,659.53
Yield Supplement O/C Amount          (65,124,634.33)
                                 --------------------
Adjusted Pool Balance              1,557,525,025.20


Total Securities                   1,470,463,773.97
                                 --------------------
Adjusted O/C Amount                   87,061,251.23

O/C Release Threshold                 58,407,188.45

O/C Release Period?    (A1 Notes Matured)        No

O/C Release                                    0.00


                                           Beginning            Ending         Principal
                                            Balance             Balance         Payment
                                       ------------------ ---------------------------------
 NOTES & CERTIFICATES
 Class A-1  450,000,000 @ 1.10%        205,625,099.42      143,663,773.97    61,961,325.45
 Class A-2  450,000,000 @ 1.52%        450,000,000.00      450,000,000.00             0.00
 Class A-3  350,000,000 @ 2.12%        350,000,000.00      350,000,000.00             0.00
 Class A-4  469,000,000 @ 2.88%        469,000,000.00      469,000,000.00             0.00
 Certificates                           57,800,000.00       57,800,000.00             0.00
                                    ------------------  -----------------------------------
    Total Securities                 1,532,425,099.42    1,470,463,773.97    61,961,325.45
                                    ==================  ===================================



                                        Principal per      Interest     Interest per
                                         $1000 Face        Payment       $1000 Face          Original
                                       -----------------------------------------------
 NOTES & CERTIFICATES
 Class A-1  450,000,000 @ 1.10%          137.6918343       194,772.66      0.4328281            450000000
 Class A-2  450,000,000 @ 1.52%            0.0000000       570,000.00      1.2666667            450000000
 Class A-3  350,000,000 @ 2.12%            0.0000000       618,333.33      1.7666667            350000000
 Class A-4  469,000,000 @ 2.88%            0.0000000     1,125,600.00      2.4000000            469000000
 Certificates                              0.0000000             0.00                            57800000
                                                        --------------                  ------------------
    Total Securities                                     2,508,705.99                    1,776,800,000.00
                                                        ==============                  ==================



* Class A-1 Interest is computed on an Actual/360 Basis. Days in current period 31
         --